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                                                                EXHIBIT 10.42(a)

                               FIRST AMENDMENT

                This FIRST AMENDMENT (the "Amendment") is dated as of
February 1, 1995 among FOOTHILL CAPITAL CORPORATION (the "Company"), the Banks party to the Letter of Credit Agreement as defined and referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for such Banks and the Issuing Bank under such Letter of Credit Agreement.

                PRELIMINARY STATEMENTS. 1. The Company has entered into the Amended and Restated Letter of Credit and Guaranty Agreement dated as of August 1, 1994 (the "Letter of Credit Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein) with the Issuing Bank, the Banks party thereto and the Agent;

                2. NBD Bank, N.A. ("NBD") has agreed to become a Bank with a commitment amount of $5,000,000 under the Letter of Credit Agreement, and the Issuing Bank has agreed to allow NBD to join the Letter of Credit Agreement, and the Company, the Agent and the other Banks have agreed to consent thereto, each on the terms and conditions set forth below;

                3. The Long-Term Credit Bank of Japan, Ltd. ("LTCB") has agreed to become a Bank with a commitment amount of $5,000,000 under the Letter of Credit Agreement, and the Issuing Bank has agreed to allow LTCB to join the Letter of Credit Agreement, and the Company, the Agent and the other Banks have agreed to consent thereto, each on the terms and conditions set forth below;

                4. The Industrial Bank of Japan, Limited ("IBJ") has agreed to become a Bank with a commitment amount of $5,000,000 under the Letter of Credit Agreement, and the Issuing Bank has agreed to allow IBJ to join the Letter of Credit Agreement, and the Company, the Agent and the other Banks have agreed to consent thereto, each on the terms and conditions set forth below; and

                5. Harris Trust and Savings Bank ("Harris") has agreed to increase its commitment amount to $10,000,000 from its current level of $5,000,000 under the Letter of Credit Agreement, and the Issuing Bank has agreed to allow Harris to increase its commitment under the Letter of Credit Agreement, and the Company, the Agent and the other Banks have agreed to consent thereto, each on the terms and conditions set forth below.


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                6.      The Company, the Banks and the Agent have agreed to
amend the Letter of Credit Agreement to set forth the default interest rate provided for in the Application and Agreement, on the terms and conditions set forth below.

                NOW THEREFORE, the parties hereto agree as follows:

                SECTION 1. Amendments to Letter of Credit Agreement. The Letter of Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 4 hereof, hereby amended as follows:

                        (a)  The definition of "Credit Commitment" set forth in
        Section 1.01 is amended by deleting the figure "$80,000,000" therein and substituting for such figure the figure "$100,000,000".

                        (b) Section 2.06 is amended to add subsection (g) to read as follows:

                                (g)  The Company shall pay interest on any
        amount not paid when due under this Agreement from the due date until paid in full at a rate per annum equal to the Reference Rate plus three percent (3%). Payment shall be made to the Agent as otherwise provided in Section 2.06(a) hereof.

                        (c) The Letter of Credit Agreement and the signature pages thereof are amended by adding NBD, LTCB and IBJ as Banks and adding commitment amounts of $5,000,000 set opposite each of the names of NBD, LTCB and IBJ on such signature pages.

                        (d) The Letter of Credit Agreement and the signature pages thereof are amended by changing the commitment amount of Harris to $10,000,000.

                SECTION 2. Assumption and Release. (a) Effective as of the date hereof and subject to the satisfaction of the conditions set forth in
Section 4 hereof, NBD, LTCB, IBJ and Harris (collectively, the "Purchasing Banks") each shall be deemed to purchase and assume, and Bank of America National Trust and Savings Association ("BOA") as well as National Westminster Bank USA ("NatWest") as well as The Bank of New York ("BNY") as well as The Bank of Nova Scotia ("BNS") as well as First Bank National Association ("FBNA") as well as First Interstate Bank of California ("FIB") as well as Harris Trust and Savings Bank ("Harris") as well as Mellon Bank, N.A. ("Mellon") as well as National Bank of Canada ("NBC") as well as PNC Bank, National Association ("PNC") as well as Sanwa Bank California ("Sanwa") as well as Shawmut Bank Connecticut, N.A. ("Shawmut") and United States National Bank of Oregon ("USNBO") shall each be deemed to sell and assign to the Purchasing Banks, 5% of the amount of the undivided interest and participation deemed owned by each of BOA, NatWest, BNY, BNS, FBNA, FIB, Harris, Mellon, NBC, PNC, Sanwa, Shawmut and




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USNBO as of the date hereof, pursuant to Section 2.03 of the Letter of Credit
Agreement, in (i) each of the Letters of Credit listed on Schedule A to this Amendment (the "Designated Letters of Credit"), and (ii) all Letter of Credit Liability relating to each such Designated Letter of Credit, with the result that the Purchasing Banks shall be deemed to have irrevocably and unconditionally purchased and received an undivided interest and participation, to the extent of the Purchasing Bank's Percentage in effect under and as defined in the Letter of Credit Agreement as amended hereby, in each Designated Letter of Credit and all Letter of Credit Liability relating thereto and shall have all the obligations and rights pertaining to such undivided interests and participations set forth in the Letter of Credit Agreement, including, without limitation, Section 2.03 thereof.

                SECTION 3. Representations and Warranties. The Company represents and warrants to the Issuing Bank, the Banks and the Agent that the obligations of the Company under the Letter of Credit Agreement, as amended by this Amendment, constitute and will constitute "Superior Indebtedness" within the meaning ascribed to such terms in the Foothill Group Subordination Agreement and are entitled to the benefits of said Foothill Group Subordination Agreement as Superior Indebtedness. The Company confirms that all of the representations and warranties contained in Article V of the Letter of Credit Agreement are correct on and as of the date of this Amendment. The Company also confirms that no event has occurred and is continuing which would constitute an Event of Default or Default.

                SECTION 4.  Conditions of Effectiveness.  This
Amendment shall become effective as of the date hereof when:

                (a) counterparts hereof shall have been executed by the Company, the Issuing Bank, the Banks and the Agent;

                (b) a certificate of the Company signed by the Secretary of the Company shall have been delivered to the Agent certifying as to (A) the corporate action taken by the Company relative to this Amendment and
        (B) the incumbency of the officers of the Company authorized to sign on its behalf this Amendment and any other documents, instruments or certificates required hereby, together with the true signatures of such officers; and

                SECTION 5. Consent with respect to Assumption; Reference to and Effect of the Letter of Credit Agreement. (a) Without limiting the effect of any other provision of this Amendment, the Company, the Agent and each of the Banks consent to the addition of NBD, LTCB, IBJ and the increase in the commitment of Harris as set forth in Section 2 hereof.

                (b) NBD, LTCB, IBJ and Harris, each individually, (i) confirms that it has received a copy of the Letter of Credit Agreement and such other Loan



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Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Letter of Credit Agreement and this Amendment; (ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Letter of Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof and (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Letter of Credit Agreement are required to be performed by it as a Bank.

                (c) On and after the date of, and upon the effectiveness of, this Amendment, each reference in the Letter of Credit Agreement to "this Agreement", "hereunder," "hereof" or words of like import referring to the Letter of Credit Agreement shall mean and be a reference to the Letter of Credit Agreement as amended by this Amendment.

                (d) Except as specifically amended above, the Letter of Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                SECTION 6. Costs, Expenses and Taxes. The Company agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including in-house counsel) for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

                SECTION 7. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and both of which taken together shall constitute but one and the same instrument.

                SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.



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                IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of the date first above written.

                                         FOOTHILL CAPITAL CORPORATION

                                         By:  /s/ D.C. WILTON
                                            -------------------------
                                         Title:  Executive Vice President

                                         BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION
                                           as Agent

                                         By:
                                            --------------------------
                                         Title:

                                         BANKS

                                         BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION
                                           as issuing Bank and as a Bank

                                         By:
                                            --------------------------
                                         Title:

                                         By:
                                            --------------------------
                                         Title:

                                         NATIONAL WESTMINSTER BANK USA

                                         By:
                                            --------------------------
                                         Title:

                                         THE BANK OF NEW YORK

                                         By:
                                            --------------------------
                                         Title:

                                         THE BANK OF NOVA SCOTIA

                                         By:
                                            --------------------------
                                         Title:



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